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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A/2


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) August 2, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-29292                  97-0431096
           ------                      -------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


        2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (702) 841-4779
                                                   --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         In a Form 8-K dated July 13, 2000 registrant reported that registrant had entered into a Letter of Intent dated July 10, 2000 to merge with American Holding Corporation d.b.a. AmEurotech Corporation ("AmEurotech"). This proposed merger will not take place.

         Registrant is aware that a press release dated August 4, 2000 was sent out. This release incorrectly stated that the merger between registrant and AmEurotech occurred on August 4, 2000. Neither registrant, its Board of Directors nor its attorneys authorized this press release. Additional, incorrect information has been disseminated over the Internet. Shareholders are advised to only rely upon information contained in official SEC filings and not to rely upon random information posted on the Internet.

         On August 2, 2000, registrant entered into an agreement to acquire Oasis Technology.srl ("Oasis"), an Italian Corporation and a subsidiary of AmEurotech located in Verona, Italy. The acquisition was through a stock swap and Oasis is now a wholly-owned subsidiary of registrant. The registrant exchanged a total of 38,000,000 shares of its common stock for 100% of Oasis. A final version of this agreement is included with this Form 8-K.


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         Additional information will be provided in a subsequent Form 8-K.


FORWARD-LOOKING STATEMENTS


         Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


ITEM 5.  OTHER EVENTS

         In an exhibit to a Form 8-K filed on July 31, 2000, it was reported that Reno J. Calabrigo received 1,638,000 shares of registrant's $.001 par value common stock for consulting services rendered to registrant. The actual amount of shares issued to Mr. Calabrigo was 1,138,000 shares. The balance of 500,000 shares are to be paid to certain employees of 21st Equity Partners, LLC, for their consulting work in bringing the registrant potential merger or acquisition candidates.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


FINANCIAL STATEMENTS:

         Financial statements of Oasis Technology.srl ("Oasis") will be included in a future amendment to this Form 8-K.



EXHIBITS:


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         The following exhibits are filed with this Form 8-K:



EXHIBIT NUMBER              DESCRIPTION OF EXHIBIT
--------------              ----------------------

99(a)                       CONSULTING AGREEMENT BETWEEN 21ST EQUITY
                            PARTNERS, LLC AND INTERNET MULTI-MEDIA
                            CORPORATION

99(B)                       PLAN OF SHARE EXCHANGE BETWEEN INTERNET MULTI-
                            MEDIA CORPORATION AND OASIS TECHNOLOGY, SRL.

99(C)                       AGREEMENT AND PLAN OF SHARE EXCHANGE





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNET MULTI-MEDIA CORPORATION

Date August 7, 2000
     ----------------------------            By: /s/ Cornelia Patterson
                                                ------------------------------
                                                CORNELIA PATTERSON, SECRETARY
                                                AND DIRECTOR